UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2016

ASURE SOFTWARE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 Wild Basin Road, Suite 100, Austin, Texas 78746
(Address of principal executive offices)

512-437-2700
(Registrant’s telephone number, including area code)

N/A
(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01.                          Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On April 15, 2016, Asure Software, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accountant. The Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the decision to change accountants on April 15, 2016.

The reports of Ernst & Young on the Company’s consolidated financial statements for the calendar years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s calendar years ended December 31, 2015 and 2014, and through April 15, 2016, the date of Ernst & Young’s dismissal, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Ernst & Young with a copy of this Current Report on Form 8-K (the "Form 8-K") prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether or not Ernst & Young agrees with the statements made herein. A copy of that letter, dated April 21, 2016, is filed as Exhibit 16.1 to this Form 8-K.

(b) Newly Appointed Independent Registered Public Accountant

On April 15, 2016, the Audit Committee approved the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to perform independent audit services beginning with the calendar year ending December 31, 2016. During the Company’s calendar years ending December 31, 2015 and 2014 and through April 15, 2016, neither the Company, nor anyone on its behalf, consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by Marcum that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.                          Financial Statements and Exhibits.

 (d)           Exhibits

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: April 21, 2016	By:	/s/ Brad Wolfe
Brad Wolfe
Chief Financial Officer